                               John Hancock Funds
 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -


                                   CALIFORNIA
                                    TAX-FREE
                                   INCOME FUND



                                  ANNUAL REPORT

                                December 31, 1995

                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                                JAMES F. CARLIN*
                             WILLIAM H. CUNNINGHAM*
                               CHARLES L. LADNER*
                              LEO E. LINBECK, JR.*
                              PATRICIA P. MCCARTER*
                              STEVEN R. PRUCHANSKY*
                     LT. GEN. NORMAN H. SMITH, USMC (RET.)*
                                 JOHN P. TOOLAN*
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                                Vice Chairman and
                            Chief Investment Officer
                                 ANNE C. HODSDON
                                    President
                                THOMAS H. DROHAN
                       Senior Vice President and Secretary
                                 JAMES B. LITTLE
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                      Vice President and Compliance Officer
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                                 89 SOUTH STREET
                           BOSTON, MASSACHUSETTS 02111

                                 TRANSFER AGENT
                   JOHN HANCOCK INVESTOR SERVICES CORPORATION
                                  P.O. BOX 9116
                        BOSTON, MASSACHUSETTS 02205-9116

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                  HALE AND DORR
                                 60 STATE STREET
                           BOSTON, MASSACHUSETTS 02109

                              INDEPENDENT AUDITORS
                                ERNST & YOUNG LLP
                              200 CLARENDON STREET
                        BOSTON, MASSACHUSETTS 02116-5072

                               CHAIRMAN'S MESSAGE
DEAR FELLOW SHAREHOLDERS:

A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.

The stock market's record-breaking, whirlwind performance in 1995 will be a tough act to follow in 1996. In fact, we've already seen greater market volatility this year, particularly among last year's leaders -- technology stocks. That's to be expected after a year that saw market indexes soar, including the Standard & Poor's 500-Stock Index's 37% advance. While many of the same economic conditions that fostered the stellar 1995 market are still in place -- slow economic growth, muted inflation and decent corporate earnings -- it would be unrealistic to expect the market to stage a repeat in 1996. The old saying "trees don't grow to the sky" comes to mind. Shareholders would do well to temper expectations of investment returns and perhaps revisit their investment allocations with their financial advisor to determine if rebalancing their portfolio makes sense.

   No matter how you scale back your market expectations, you should always be able to count on consistent customer service performance. At John Hancock Funds, we never stop working to find ways to sustain and improve the quality of information and the level of assistance we provide you. Our commitment to this task is no less than John Hancock's loyalty was to his fledgling country when he is said to have uttered, "if it does the public good, burn Boston." We won't go that far, of course, but we share our namesake's dedication to putting the public before all else.

   In our case, that public is you, our shareholders. We take very seriously the role you have entrusted to us, that of helping you achieve your financial goals. Part of that will always involve good customer service. So please do not hesitate to call your Customer Service Representative at 1-800-225-5291 if you have any questions or need information. We take pride in helping you with the same spirit that John Hancock displayed at the dawning of America.

Sincerely,

/s/ Edward J. Boudreau, Jr.
---------------------------

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

            BY DIANNE SALES-SINGER, FOR THE PORTFOLIO MANAGEMENT TEAM

                                  JOHN HANCOCK
                               CALIFORNIA TAX-FREE
                                   INCOME FUND

                     Municipal bond market enjoyed one of
                          best years in nearly a decade


Last autumn, shareholders in the California portfolio of John Hancock Tax-Exempt Series Fund approved the merger of their portfolio with John Hancock California Tax-Free Income Fund. The merger was effective September 15, 1995.

A 2 1/2" x 2 1/2" photo of Dianne Sales-Singer at bottom center. Caption reads:
"Dianne Sales-Singer."

In 1995, municipal bonds posted some of their best gains in nearly a decade and enjoyed an impressive comeback from a difficult 1994. In hindsight, it's evident that the municipal bond market reached a bottom in late 1994 after suffering from rising interest rates and relatively weak demand. But in 1995, the opposite held true. Falling interest rates and positive supply/demand fundamentals ignited a healthy rebound for the municipal bond market.

   While municipals outperformed Treasury securities in the first quarter of 1995, a flurry of media coverage about various flat-tax proposals in the second quarter gave the market an excuse to consolidate. Both the national municipal market and the California municipal market hit another hurdle in late June, when Orange County voters failed to approve a sales tax increase to help deal with the county's investment losses.

   But by the second half of the year, municipals -- which were priced attractively relative to taxable bonds at the time -- began to move up again as supply waned and demand strengthened. Two interest rate cuts by the Federal Reserve Board gave the municipal market an


                                   [CAPTION]
                     "IN 1995, MUNICIPAL BONDS POSTED SOME
                   OF THEIR BEST GAINS IN NEARLY A DECADE..."

              JOHN HANCOCK FUNDS - CALIFORNIA TAX-FREE INCOME FUND

added boost. All in all, municipal bond funds enjoyed their strongest performance since 1986.

A LOOK AT PERFORMANCE

Against that backdrop, John Hancock California Tax-Free Income Fund did well on both an absolute basis and compared to its peers. For the year ended December 31, 1995, the Fund's Class A and Class B shares posted total returns of 21.88% and 20.87%, respectively, at net asset value. Those returns outpaced the average tax-exempt California fund's return of 18.32% for the same period, according to Lipper Analytical Services.(1)

   One of the most important contributors to the Fund's better relative performance was its long duration. Duration is a measure of how much a fund's share price will vary in response to changing interest rates and takes into account maturity, coupon structure and call risk. In general, the longer a fund's duration, the more sensitive its share price. As interest rates fell dramatically in 1995, the Fund's heightened interest-rate sensitivity -- or longer duration -- allowed our holdings to appreciate more rapidly than funds with shorter durations.

Table entitled "Scorecard" at bottom of left hand column. The header for the left hand column is "Category"; the header for the right hand column is "Trend...and what's driving it." The first listing is "Orange County revenue bonds" followed by an up arrow and the phrase "Emerge from Orange County's shadow." The second listing is "Foothills Transportation bonds" followed by an up arrow and the phrase "Liquidity, high yields attract investors." The third listing is "Long maturity bonds" followed by an up arrow and the phrase "Declining interest rates provide price gains." Footnote below reads: "See "Schedule of Investments." Investment holdings are subject to change."

   However, we did trim back our duration slightly as interest rates briefly drifted higher and the yield curve, which measures the difference in yields between short- and long-maturity bonds, flattened. When the yield curve is flat, investors aren't rewarded with much additional yield for buying bonds with longer maturities. So when we shortened our duration, we sold longer-term bonds and replaced them with somewhat shorter-maturity bonds, but didn't have to sacrifice much yield to do so. Even with this shortening, the Fund's duration remained relatively long.

   Our Orange County holdings were some of the Fund's best performers during 1995. These bonds are issued by municipalities that were participants in the Orange County investment pool. Despite the ups and downs of the Orange County recovery plan, our holdings in Orange County continued to be strong performers in the second half. As we have emphasized before, these holdings are revenue bonds, which have a specific source of repayment that is separate and distinct from the county's funds. As the year advanced, investors were able to re-focus on the strong fundamentals underlying our holdings and these credits appreciated.

FIRST-HALF STRATEGY CONTINUES IN SECOND HALF

By the end of the year, we had increased the fund's stake in non-callable bonds to about one-third of the Fund's net assets. Non-callable bonds can't be redeemed by their issuer before maturity. By emphasizing non-callable bonds, we've helped to protect the Fund's income stream. If interest rates stay low or decline further, many issuers may want to refinance their older, more expensive debt at lower rates. The investors holding callable bonds would then be forced to reinvest the proceeds at lower interest rate levels.

                                   [CAPTION]
                  "OUR ORANGE COUNTY HOLDINGS WERE SOME OF THE
                      FUND'S BEST PERFORMERS DURING 1995."

              JOHN HANCOCK FUNDS - CALIFORNIA TAX-FREE INCOME FUND

Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended December 31, 1995." The chart is scaled in increments of 5% from bottom to top, with 25% at the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the 21.88% total return for John Hancock California Tax-Free Income Fund: Class A. The second represents the 20.87% total return for John Hancock California Tax-Free Income Fund: Class B. The third represents the 18.32% total return for the average California municipal bond fund. Footnote below reads: "Total returns for John Hancock California Tax-Free Income Fund are at net asset value with all distributions reinvested. The average California municipal bond fund is tracked by Lipper Analytical Services. See following page for historical performance information."

   We also continued to improve the Fund's credit quality. That's because credit spreads (or the difference in yields between low- and high-quality bonds) became tighter, so investors weren't getting much additional yield for buying lower-quality bonds. As a result, we sold some lower-rated, investment-grade bonds and replaced them with higher-quality holdings. In doing so, we were able to upgrade the Fund's credit quality without sacrificing much income.

   At the same time, we continued to search for value in areas overlooked by the market. We found several opportunities in BBB-rated bonds, which carry the lowest of the investment-grade ratings. We focused on projects with sizable liquidity and attractive yields. As interest rates declined in the first half of the year, yield-hungry investors sought out the higher yielding bonds. Typical of these were Foothills Transportation Corridor Agency bonds issued to fund the construction of an Orange County toll road.

   The Fund's Trustees recently voted to give the Fund the flexibility to invest as much as one-fifth of its assets in high-yielding bonds that carry below investment grade ratings. We plan to be selective in adding these bonds, buying them only when we think that they offer enough reward to justify the greater risk taken.

WHAT'S AHEAD

It may be difficult for municipals to achieve the same exceptional gains they made in 1995. However, there are several reasons why we're optimistic about 1996. In our view, the secular downtrend in interest rates -- which has been spurred by low inflation and slow economic growth -- should continue. Despite continued discussions about the flat tax, much of the worry has already been priced into the market, although the municipal market could experience some additional volatility as the political haggling goes on. On a historical basis, municipals are priced attractively compared to Treasury securities and represent a good value for investors seeking after-tax income. As the worst of the flat tax fears abate, as we expect them to eventually, municipals could outperform Treasuries on that basis alone. Finally, we expect the supply of municipals to decrease and the demand to remain steady. From a supply and demand standpoint, that would be a positive.

--------------------------------------------------------------------------------
(1) Figures from Lipper Analytical Services include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

    This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.


                                   [CAPTION]
                       "...WE'RE OPTIMISTIC ABOUT 1996."

                             A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock California Tax-Free Income Fund. Total return is a performance measure that equals the sum of all dividends and capital gains, assuming reinvestment of these distributions and the change in the price of the Fund's average net assets. Performance figures include the maximum applicable sales charge of 4.5% for Class A shares. The effect of the maximum contingent deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance. Performance is affected by a 12b-1 plan. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

                            CUMULATIVE TOTAL RETURNS

FOR THE PERIOD ENDED DECEMBER 31, 1995

                                               ONE      FIVE     LIFE OF
                                               YEAR     YEARS     FUND
                                               ----     -----     ----
California Tax-Free Income Fund: Class A      16.40%   46.92%    56.00%(1)
California Tax-Free Income Fund: Class B      15.89%   29.95%(2)   N/A

                          AVERAGE ANNUAL TOTAL RETURNS

FOR THE PERIOD ENDED DECEMBER 31, 1995(3)

                                               ONE      FIVE     LIFE OF
                                               YEAR     YEARS     FUND
                                               ----     -----     ----
California Tax-Free Income Fund: Class A      16.40%    7.95%    7.69%(1)
California Tax-Free Income Fund: Class B      15.89%    6.77%(2)   N/A

                                     YIELDS

AS OF DECEMBER 31, 1995

                                                    SEC 30-DAY
                                                       YIELD
                                                       -----
California Tax-Free Income Fund: Class A               5.00%
California Tax-Free Income Fund: Class B               4.49%

                              NOTES TO PERFORMANCE

(1) Class A shares started on December 29, 1989.

(2) Class B shares started on December 31, 1991.

(3) The Adviser voluntarily waived a portion of the management fee and reduced a portion of the custodian fees during the period. Without the waiver of expenses, the average annualized total return for the one-year and five-year periods and since inception for Class A shares would have been 16.26%, 7.73% and 7.37%, respectively. The average annualized total returns for the one-year period and since inception for Class B shares would have been 15.75% and 6.59%, respectively.

    A portion of the Fund's income may be taxable. Some investors may be subject to the Alternative Minimum Tax. Capital gains are taxable.

                   WHAT HAPPENED TO A $10,000 INVESTMENT ...

The charts on the right show how much a $10,000 investment in the John Hancock California Tax-Free Income Fund would be worth on December 31, 1995, assuming you have been invested since the day each class of shares started and reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Municipal Bond Index -- an unmanaged index that includes approximately 15,000 bonds and is commonly used as a measure of bond performance.

                        CALIFORNIA TAX-FREE INCOME FUND
                                 CLASS A SHARES

Line chart with the heading California Tax-Free Income Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the Lehman Brothers Municipal Bond Index and is equal to $16,374 as of December 31, 1995. The second line represents the value of the hypothetical $10,000 investment made in the California Tax-Free Income Fund on December 29, 1989, before sales charge, and is equal to $16,333 as of December 31, 1995. The third line represents the California Tax-Free Income Fund after sales charge and is equal to $15,600 as of December 31, 1995.

                        CALIFORNIA TAX-FREE INCOME FUND
                                 CLASS B SHARES

Line chart with the heading California Tax-Free Income Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the Lehman Brothers Municipal Bond Index and is equal to $13,609 as of December 31, 1995. The second line represents the value of the hypothetical $10,000 investment made in the California Tax-Free Income Fund on December 31, 1991, before contingent deferred sales charge, and is equal to $13,295 as of December 31, 1995. The third line represents the California Tax-Free Income Fund after contingent deferred sales charge and is equal to $12,995 as of December 31, 1995.

                              FINANCIAL STATEMENTS

                        John Hancock Funds - California Tax-Free Income Fund

THE STATEMENT OF ASSETS AND LIABILITIES IS THE FUND'S BALANCE SHEET AND SHOWS THE VALUE OF WHAT THE FUND OWNS, IS DUE AND OWES ON DECEMBER 31, 1995. YOU'LL ALSO FIND THE NET ASSET VALUE PER SHARE AS OF THAT DATE.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995
--------------------------------------------------------------------------------
ASSETS:
  Investments at value - Note C:
   Tax-exempt long-term bonds (cost - $372,158,562) ..........     $392,867,753
  Receivable for shares sold..................................          287,679
  Receivable for investments sold.............................        2,877,550
  Interest receivable.........................................        7,628,959
  Receivable from John Hancock Advisers Inc. - Note B ........           42,714
  Segregated assets for financial futures contracts ..........          298,500
  Other assets................................................           46,874
                                                                   ------------
                Total Assets..................................      404,050,029
                ---------------------------------------------------------------

LIABILITIES:
  Dividend payable............................................           57,090
  Temporary overdraft of cash.................................        3,111,978
  Payable for shares repurchased..............................           50,517
  Payable for investments purchased ..........................        6,407,636
  Payable for variation margin................................           60,000
  Payable to John Hancock Advisers, Inc.
   and affiliates - Note B....................................          256,198
  Accounts payable and accrued expenses ......................          129,444
                                                                   ------------
                Total Liabilities.............................       10,072,863
                ---------------------------------------------------------------

NET ASSETS:
  Capital paid-in.............................................      380,188,359
  Accumulated net realized loss on investments
   and financial futures contracts............................       (6,439,031)
  Net unrealized appreciation of investments
   and financial futures contracts............................       20,080,191
  Undistributed net investment income ........................          147,647
                                                                   ------------
                Net Assets....................................     $393,977,166
                ===============================================================

NET ASSET VALUE PER SHARE:
  (Based on net asset values and shares of beneficial
  interest outstanding - unlimited number of shares
  authorized with no par value, respectively)
  Class A - $309,304,523 / 28,947,194 ........................     $      10.69
  =============================================================================

  Class B - $84,672,643 / 7,924,897 ..........................     $      10.68
  =============================================================================

MAXIMUM OFFERING PRICE PER SHARE*
  Class A - ($10.69 x 104.71%)..... ..........................     $      11.19
  =============================================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

THE STATEMENT OF OPERATIONS SUMMARIZES THE FUND'S INVESTMENT INCOME EARNED AND EXPENSES INCURRED IN OPERATING THE FUND. IT ALSO SHOWS NET GAINS (LOSSES) FOR THE PERIOD STATED.

STATEMENT OF OPERATIONS
Year ended December 31, 1995
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest....................................................      $22,466,593
                                                                    -----------
  Expenses:
   Investment management fee - Note B ........................        1,907,146
   Distribution/service fee - Note B
    Class A...................................................          397,801
    Class B...................................................          733,981
   Transfer agent fee - Note B................................          314,090
   Custodian fee..............................................           80,990
   Auditing fee...............................................           73,605
   Printing...................................................           65,365
   Trustees' fees.............................................           42,188
   Registration and filing fees...............................           35,181
   Advisory board.............................................           33,174
   Legal fees.................................................           28,065
   Miscellaneous..............................................           19,047
                                                                    -----------
                Total Expenses................................        3,730,633
                ---------------------------------------------------------------
                Less Expense Reductions -
                Note B........................................         (517,634)
                ---------------------------------------------------------------
                Net Expenses..................................        3,212,999
                ---------------------------------------------------------------
                Net Investment Income ........................       19,253,594
                ---------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FINANCIAL FUTURES CONTRACTS:
  Net realized loss on investments sold ......................          (41,990)
  Net realized loss on financial futures contracts ...........       (2,203,551)
  Change in net unrealized appreciation/depreciation
   of investments.............................................       51,754,949
  Change in net unrealized appreciation/depreciation
   of financial futures contracts.............................         (629,000)
                                                                     -----------
                Net Realized and Unrealized
                Gain on Investments and
                Financial Futures Contracts ..................       48,880,408
                ---------------------------------------------------------------
                Net Increase in Net Assets
                Resulting from Operations ....................      $68,134,002
                ================================================================



                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

              John Hancock Funds - California Tax-Free Income Fund

STATEMENT OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
                                                                                                YEAR ENDED DECEMBER 31,
                                                                                          ----------------------------------
                                                                                               1995                 1994
                                                                                          ----------------------------------
FROM OPERATIONS:
  Net investment income ...........................................................       $  19,253,594        $  19,825,410
  Net realized loss on investments sold and financial futures contracts                      (2,245,541)          (4,180,216)
  Change in net unrealized appreciation/depreciation of investments ...............          51,125,949          (51,218,323)
                                                                                          -------------        -------------
   Net Increase (Decrease) in Net Assets Resulting from Operations ................          68,134,002          (35,573,129)
                                                                                          -------------        -------------

DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income
   Class A - ($0.5743 and $0.5800 per share, respectively) ........................         (15,185,497)         (15,737,105)
   Class B - ($0.4988 and $0.5100 per share, respectively) ........................          (4,060,951)          (3,992,716)
                                                                                          -------------        -------------
    Total Distributions to Shareholders ...........................................         (19,246,448)         (19,729,821)
                                                                                          -------------        -------------

FROM FUND SHARE TRANSACTIONS -- NET* ..............................................          26,141,459           29,122,142
                                                                                          -------------        -------------

NET ASSETS:
  Beginning of period .............................................................         318,948,153          345,128,961
                                                                                          -------------        -------------
  End of period (including undistributed net
   investment income of $147,647 and $127,227, respectively) ......................       $ 393,977,166        $ 318,948,153
                                                                                          =============        =============

* ANALYSIS OF FUND SHARE TRANSACTIONS:

                                                                      YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------------
                                                                1995                          1994
                                                     ---------------------------------------------------------
                                                        SHARES         AMOUNT         SHARES         AMOUNT
                                                     ----------    ------------     ---------     ------------
CLASS A
  Shares sold.....................................    2,339,818    $ 18,225,155     5,288,858     $ 54,343,070
  Shares issued in reorganization - Note D........    4,164,385      48,873,637        ----            ----
  Shares issued to shareholders in reinvestment
   of distributions ..............................      694,275       6,453,478       669,253        6,642,113
                                                     ----------    ------------    ----------     ------------
                                                      7,198,478      73,552,270     5,958,111       60,985,183
  Less shares repurchased.........................   (4,285,570)    (43,261,363)   (5,712,088)     (56,313,131)
                                                     ----------    ------------    ----------     ------------
  Net increase....................................    2,912,908    $ 30,290,907       246,023     $  4,672,052
                                                     ==========    ============    ==========     ============
CLASS B**
  Shares sold.....................................      861,939    $  8,918,797     3,496,364     $ 36,145,744
  Shares issued to shareholders in reinvestment of
 distributions ...................................      208,712       1,924,315       200,879        1,988,933
                                                     ----------    ------------    ----------     ------------
                                                      1,070,651      10,843,112     3,697,243       38,134,677
  Less shares repurchased.........................   (1,484,859)    (14,992,560)   (1,391,946)     (13,684,587)
                                                     ----------    ------------    ----------     ------------
  Net increase (decrease).........................     (414,208)   $ (4,149,448)    2,305,297     $ 24,450,090
                                                     ==========    ============    ==========     ============


THE STATEMENT OF CHANGES IN NET ASSETS SHOWS HOW THE VALUE OF THE FUND'S NET ASSETS HAS CHANGED SINCE THE END OF THE PREVIOUS PERIOD. THE DIFFERENCE REFLECTS EARNINGS LESS EXPENSES, ANY INVESTMENT GAINS AND LOSSES, DISTRIBUTIONS PAID TO SHAREHOLDERS, AND ANY INCREASE OR DECREASE IN MONEY SHAREHOLDERS INVESTED IN THE FUND. THE FOOTNOTE ILLUSTRATES THE NUMBER OF FUND SHARES SOLD, REINVESTED AND REDEEMED DURING THE LAST TWO PERIODS, ALONG WITH THE CORRESPONDING DOLLAR VALUE.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

              John Hancock Funds - California Tax-Free Income Fund


FINANCIAL HIGHLIGHTS
Selected data for each share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios, and supplemental data are as follows:
------------------------------------------------------------------------------

                                                                               YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------
                                                                 1995          1994(e)      1993      1992       1991
                                                              ---------      --------    --------   --------   --------
CLASS A
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period .................      $    9.28      $  10.85    $  10.41   $  10.32   $   9.91
                                                              ---------      --------    --------   --------   --------
  Net Investment Income ................................           0.57(d)       0.58        0.62       0.66       0.69
  Net Realized and Unrealized Gain (Loss) on
   Investments .........................................           1.41         (1.57)       0.76       0.25       0.47
                                                              ---------      --------    --------   --------   --------
   Total from Investment Operations ....................           1.98         (0.99)       1.38       0.91       1.16
                                                              ---------      --------    --------   --------   --------
Less Distributions:

  Dividends from Net Investment Income .................          (0.57)        (0.58)      (0.62)     (0.67)     (0.70)
  Distributions from Net Realized Gains on
   Investments Sold and Financial Futures Contracts ....            --            --        (0.32)     (0.15)     (0.05)
                                                              ---------      --------    --------   --------   --------
   Total Distributions .................................          (0.57)        (0.58)      (0.94)     (0.82)     (0.75)
                                                              ---------      --------    --------   --------   --------
  Net Asset Value, End of Period .......................       $  10.69      $   9.28    $  10.85   $  10.41   $  10.32
                                                               ========      ========    ========   ========   ========
  Total Investment Return at Net Asset Value (c) .......          21.88%        (9.31%)     13.60%      9.15%     12.26%
  Total Adjusted Investment Return at Net Asset
    Value (a)(c) .......................................          21.73%        (9.45%)     13.42%      8.90%     11.86%

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted) ............       $309,305      $241,583    $279,692   $217,014   $163,693
  Ratio of Expenses to Average Net Assets ..............           0.75%         0.75%       0.69%      0.58%      0.40%
  Ratio of Adjusted Expenses to Average Net Assets (a)             0.90%         0.89%       0.87%      0.83%      0.80%
  Ratio of Net Investment Income to Average Net Assets ..          5.76%         5.85%       5.69%      6.36%      6.75%
  Ratio of Adjusted Net Investment Income to Average
    Net Assets (a) ......................................          5.61%         5.71%       5.51%      6.11%      6.35%
  Portfolio Turnover Rate ...............................            37%+          62%         51%        34%        45%

THE FINANCIAL HIGHLIGHTS SUMMARIZES THE IMPACT OF THE FOLLOWING FACTORS ON A SINGLE SHARE FOR THE PERIOD INDICATED: NET INVESTMENT INCOME, GAINS (LOSSES), DIVIDENDS AND TOTAL INVESTMENT RETURN OF THE FUND. IT SHOWS HOW THE FUND'S NET ASSET VALUE FOR A SHARE HAS CHANGED SINCE THE END OF THE PREVIOUS PERIOD. ADDITIONALLY, IMPORTANT RELATIONSHIPS BETWEEN SOME ITEMS PRESENTED IN THE FINANCIAL STATEMENTS ARE EXPRESSED IN RATIO FORM.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

              John Hancock Funds - California Tax-Free Income Fund


FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------

                                                                                  YEAR ENDED DECEMBER 31,
                                                                     ----------------------------------------------
                                                                       1995       1994(e)       1993          1992
                                                                     -------     --------     -------       -------

CLASS B
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period ........................      $  9.28     $  10.85     $ 10.41       $ 10.32(b)
                                                                     -------     --------     -------       -------
  Net Investment Income .......................................         0.50(d)      0.51        0.54          0.58(d)
  Net Realized and Unrealized Gain (Loss) on Investments ......         1.40        (1.57)       0.76          0.25
                                                                     -------     --------     -------       -------
   Total from Investment Operations ...........................         1.90        (1.06)       1.30          0.83
                                                                     -------     --------     -------       -------
  Less Distributions:
  Dividends from Net Investment Income ........................        (0.50)       (0.51)      (0.54)        (0.59)
  Distributions from Net Realized Gains on Investments Sold and
   Financial Futures Contracts ................................         ----         ----       (0.32)        (0.15)
                                                                     -------     --------     -------       -------
   Total Distributions ........................................        (0.50)       (0.51)      (0.86)        (0.74)
                                                                     -------     --------     -------       -------
  Net Asset Value, End of Period ..............................      $ 10.68     $   9.28     $ 10.85       $ 10.41
                                                                     =======     ========     =======       =======
  Total Investment Return at Net Asset Value (c) ..............        20.87%       (9.99%)     12.76%         8.35%
  Total Adjusted Investment Return at Net Asset Value (a)(c) ..        20.72%      (10.13%)     12.58%         8.10%

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted)......................    $84,673     $77,365      $65,437       $26,595
  Ratio of Expenses to Average Net Assets........................       1.50%       1.50%        1.44%         1.35%
  Ratio of Adjusted Expenses to Average Net Assets (a)...........       1.65%       1.64%        1.62%         1.60%
  Ratio of Net Investment Income to Average Net Assets...........       4.97%       5.10%        4.82%         5.43%
  Ratio of Adjusted Net Investment Income to Average Net
    Assets (a)...................................................       4.82%       4.96%        4.64%         5.18%
  Portfolio Turnover Rate........................................         37%+        62%          51%           34%

 +  Portfolio turnover excludes merger activity.
(a) On an unreimbursed basis.
(b) Initial price to commence operations.
(c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(d) On average month end shares outstanding.
(e) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the Fund.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

              John Hancock Funds - California Tax-Free Income Fund


SCHEDULE OF INVESTMENTS
December 31, 1995

THE SCHEDULE OF INVESTMENTS IS A COMPLETE LIST OF ALL SECURITIES OWNED BY CALIFORNIA TAX-FREE INCOME FUND ON DECEMBER 31, 1995.
-------------------------------------------------------------------------

                                                                                                PAR VALUE               YIELD
                                                                 INTEREST  MATURITY     S&P      (000'S      MARKET      AT
STATE, ISSUER, DESCRIPTION                                         RATE      DATE    RATING***  OMITTED)     VALUE     MARKET+
--------------------------                                         ----      ----    ---------  --------     -----     -------
TAX-EXEMPT LONG-TERM BONDS
CALIFORNIA (96.66%)
  ABAG Finance Auth For Nonprofit Corps,
   Cert of Part Peninsula Family YMCA Ser A ...................   6.800%   10-01-11   Baa1**     $ 1,000   $1,062,910   6.40%
  Alameda, County of,
   Cert of Part 1992 Cap Proj .................................   6.750    06-01-16   A              500      539,615   6.20
  Anaheim, City of,
   Ref Cert of Part Reg Ritess Convention Center ..............   8.680    07-16-23   AAA          2,000    2,217,500   7.80
  Apple Valley Water District,
   Assmt District No. 2-B Ser A ...............................   7.875    09-02-11   BBB**        2,425    2,503,546   7.60
  Arcadia Hospital,
   Methodist Hosp Rev of Southern Calif .......................   6.625    11-15-22   A            1,205    1,260,370   6.30
  Avalon Community Improvement Agency,
   Tax Alloc Community Imp Proj Ser B .........................   6.400    08-01-22   A-           1,950    2,022,813   6.10
  Bakersfield Central District Development Agency,
   Tax Alloc Ref Downtown Bakersfield Redevel Proj ............   6.625    04-01-15   BBB+         4,000    4,152,200   6.30
  Bakersfield Memorial Hospital,
   Hosp Rev Ser A .............................................   6.500    01-01-22   A-           2,000    2,076,980   6.20
  Beaumont Unified School District,
   Cert of Part Cap Imp Proj ..................................   7.700    01-01-21   BBB+**       1,000    1,065,100   7.20
  Brentwood Redevelopment Agency,
   Tax Alloc Brentwood Redevel Proj Ser A .....................   7.700    11-01-08   BBB**          135      143,173   7.20
  Burbank Redevelopment Agency,
   Tax Alloc Golden State Redevel Proj Ser A ..................   6.000    12-01-23   A-           2,750    2,731,410   6.00
  California Educational Facilities Auth,
   Rev 1993 Ser B Pooled College & Univ Proj ..................   6.125    06-01-09   Baa**        1,000    1,036,500   5.90
  California Health Facilities Financing Auth,
   Hosp Rev 1991 Ser A San Diego Hosp Assoc ...................   6.950    10-01-21   A              250      268,485   6.40
   Ins Hosp Rev Ser 1990 Children's Hosp San Diego ............   6.500    07-01-20   AAA           *500      530,220   6.10
   Ins Rev Ref Ser A Catholic Hlthcare West Obligated Group ...   5.750    07-01-15   AAA         *2,000    2,052,500   5.60
   Ins Rev Ser A Mercy Sr Hsg .................................   5.800    12-01-18   A            3,140    3,108,412   5.80
   Ins Rev Ser A San Diego Christian ..........................   6.250    07-01-12   A+           1,135    1,180,491   6.00
   Ins Rev Ser B Hlth Facil Small Facil .......................   7.500    04-01-22   A            2,000    2,287,480   6.50
   Rev 1990 Ser A Kaiser Permanente ...........................   7.000    12-01-10   AA            *600      664,500   6.30
   Rev Ser 1994A Scripps Research Institute ...................   6.300    07-01-09   A**           *500      535,720   5.80
   Sec Rev 1991 Ser Hosp of the Good Samaritan ................   7.000    09-01-21   A-            *250      267,787   6.50


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

              John Hancock Funds - California Tax-Free Income Fund

                                                                                                     PAR VALUE                YIELD
                                                                      INTEREST  MATURITY     S&P      (000'S      MARKET       AT
STATE, ISSUER, DESCRIPTION                                              RATE      DATE    RATING***  OMITTED)     VALUE      MARKET+
--------------------------                                              ----      ----    ---------  --------     -----      -------
CALIFORNIA (CONTINUED)
  California Housing Finance Agency,
   Home Mtg Rev 1986 Ser A..........................................   8.100%   08-01-16    AA-      $   *75    $    77,860   7.80%
   Home Mtg Rev 1988 Ser B..........................................   8.600    08-01-19    AA-          *40         42,440   8.10
   Home Mtg Rev 1988 Ser D..........................................   8.000    08-01-19    AA-          *90         96,286   7.40
   Home Mtg Rev 1989 Ser A..........................................   7.625    08-01-09    AA-          *35         35,921   7.40
   Home Mtg Rev 1989 Ser B..........................................   8.000    08-01-29    AA-         *100        106,182   7.50
   Home Mtg Rev 1989 Ser D..........................................   7.500    08-01-29    AA-         *150        157,209   7.10
   Home Mtg Rev 1990 Ser D..........................................   7.875    08-01-31    AA-          *15         15,770   7.40
   Home Mtg Rev 1991 Ser A..........................................   7.375    08-01-17    AA-          470        503,835   6.80
   Home Mtg Rev 1991 Ser C..........................................   7.450    08-01-11    AA-          *65         68,291   7.00
   Home Mtg Rev 1994 Ser C..........................................   6.650    08-01-14    AA-        *1000      1,047,140   6.30
   Home Mtg Rev 1994 Ser G..........................................   7.250    08-01-17    AA-        3,500      3,758,020   6.70
   Hsg Rev 1991 Ser E...............................................   7.000    08-01-26    AAA         *525        556,495   6.60
  California Pollution Control Financing Auth,
   Poll Control Rev 1991 Ser Southern Calif Edison Co ..............   6.900    12-01-17    A+          *500        536,940   6.40
   Poll Control Rev 1992 Ser A Pacific Gas & Elec Co ...............   6.625    06-01-09    A           *500        530,910   6.20
   Solid Waste Disposal Rev Keller Canyon Landfill Co Proj .........   6.875    11-01-27    A          2,000      2,132,600   6.40
  California State Public Works Board,
   Lease Rev 1992 Ser A The Trustees of The Calif State Univ
    Various University Projs............ ...........................   6.700    10-01-17    A-         1,500      1,630,815   6.10
   Lease Rev 1994 Ser A Depart of Corrections Calif State
    Prison Monterey County (Soledad II). ...........................   6.875    11-01-14    A-          *500        563,530   6.10
   Lease Rev Ref Depart of Correction 1993 Ser A Calif State Prison    5.000    12-01-19    AAA        7,970      7,774,177   5.10
   Lease Rev Ref Ser A Various Univ Proj............................   5.500    06-01-21    A         *1,250      1,223,150   5.60
   Lease Rev Various Community College Proj Ser A ..................   5.625    12-01-18    A-        *3,700      3,688,012   5.60
  California Statewide Communities Development Auth,
   Ins Cert of Part United Western Medical Centers .................   6.750    12-01-21    A          7,500      8,072,775   6.20
   Ins Rev Cert of Part Hlth Facil Aids Proj Los Angeles ...........   6.200    08-01-12    A          1,250      1,297,062   5.90
   Ins Rev Cert of Part Hlth Facil Aids Proj Los  Angeles ..........   6.250    08-01-22    A          2,590      2,658,998   6.00
   Ins Rev Cert of Part Hlth Facil Eskaton Properties ..............   6.700    05-01-11    A          1,250      1,347,662   6.20
   Ins Rev Ref Cert of Part Triad Hlthcare Hosp Proj ...............   6.500    08-01-22    A         13,000     13,501,020   6.20
   Rev Cert of Part California Lutheran Homes.......................   5.600    11-15-17    A+         2,435      2,459,399   5.50
  Calleguas-Las Virgines Public Financing Auth,
   Ref Callegues Municipal Wtr District Proj........................   5.125    07-01-21    AAA        3,500      3,414,845   5.20
  Campbell, City of,
   1991 Cert of Part Civic Center Proj..............................   6.750    10-01-17    Aaa**       *155        177,363   5.90
   1991 Cert of Part Civic Center Proj..............................   6.750    10-01-17    A-        *1,565      1,693,627   6.20
  Capistrano Unified School District,
   Spec Tax of Community Facil Dist No 87-1.........................   7.500    09-01-07    BBB**      3,500      3,666,740   7.10
   Spec Tax of Community Facil Dist No 87-1.........................   8.375    10-01-20    BBB**      3,000      3,246,390   7.70
   Spec Tax of Community Facil Dist No 92-1.........................   7.000    09-01-18    BBB**      1,500      1,516,575   6.90
  Carson Redevelopment Agency,
   Tax Alloc Ser 1992 Area No. 1 Redevel Proj.......................   6.375    10-01-12    BBB+        *500        518,425   6.10
   Tax Alloc Ser 1993B Area No. 1 Redevel Proj......................   6.000    10-01-16    BBB+        *500        498,770   6.00

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

              John Hancock Funds - California Tax-Free Income Fund

                                                                                                     PAR VALUE                YIELD
                                                                      INTEREST  MATURITY     S&P      (000'S      MARKET       AT
STATE, ISSUER, DESCRIPTION                                              RATE      DATE    RATING***  OMITTED)     VALUE      MARKET+
--------------------------                                              ----      ----    ---------  --------     -----      -------
CALIFORNIA (CONTINUED)
  Castaic Lake Water Agency,
   Cert of Part Ser 1990 Wtr Sys Imp Proj ..........................   7.350%   08-01-20   Aaa**      $  *200   $   228,620   6.40%
  Central Coast Water Auth,
   Rev State Wtr Proj Regional Facil Ser 1992 ......................   6.600    10-01-22   AAA          3,700     4,057,198   6.00
  Central Valley Financing Auth,
   Cogeneration Proj Rev Carson Ice Gen Proj Ser 1993 ..............   6.100    07-01-13   BBB-        *2,300     2,348,185   5.90
   Cogeneration Proj Rev Carson Ice Gen Proj  Ser 1993 .............   6.200    07-01-20   BBB-        *1,000     1,021,590   6.00
  Chula Vista, City of,
   Ref Cert of Part Town Center II Pkg Proj ........................   6.000    09-01-12   A              925       933,686   5.90
  Clearlake Redevelopment Agency,
   Tax Alloc Highlands Park Community Devel Proj ...................   6.400    10-01-23   BBB            500       504,265   6.30
  Concord Redevelopment Agency,
   Tax Alloc Central Concord Redevel Proj Sub A ....................   5.750    07-01-10   BAA**        1,145     1,148,321   5.70
  Contra Costa Water District,
   Wtr Treatment Rev Ser E .........................................   6.250    10-01-12   AAA         *1,000     1,129,630   5.50
  Costa Mesa Public Financing Auth,
   1991 Local Agency Rev Ser A .....................................   7.100    08-01-21   BBB**         *220       226,202   6.90
  Covina Hospital,
   Rev Cert of Part Intercommunity Hlth Serv Inc ...................   7.000    03-01-17   BBB+           925       954,924   6.70
  Cucamonga School District,
   Cert of Part ....................................................   7.600    12-01-15   BAA**        1,000     1,071,700   7.00
  Davis, City of, Redevelopment Agency,
   Tax Alloc Ref Davis Redevel Proj ................................   7.000    09-01-24   AAA          5,115     5,918,669   6.00
  Delano, City of,
   Cert of Part ....................................................   7.000    04-01-10   BBB+         2,000     2,103,860   6.60
  Delta, County of
   Home Mtg Finance Auth Prog Ser A ................................   6.750    12-01-25   AAA         *2,000     2,065,900   6.50
  Desert Hospital District,
   Hosp Rev Cert of Part Ser 1990 Desert Hosp Corp Proj ............   8.000    07-01-10   AAA           *300       352,413   6.80
  Duarte, City of,
   Cert of Part City of Hope National Medical Center Proj**** ......   6.250    04-01-23   Baa1**      17,960    17,772,318   6.30
  Elk Grove Unified School District,
   Spec Tax of Community Facil Dist No. 1 ..........................   7.125    12-01-24   AAA          1,000     1,194,730   5.90
  Encinitas, City of,
   Cert of Part Civic Center Proj Ser A ............................   6.750    12-01-11   A-           1,300     1,395,186   6.20
  Fairfield Public Financing Auth,
   1995 Rev Ser A Pennsylvania Ave Storm Drainage Proj .............   6.500    08-01-21   A-          *1,085     1,107,948   6.30
  Fontana Public Financing Auth,
   Sub Lien Tax Alloc Rev 1991 Ser A North Fontana Redevel Proj ....   7.750    12-01-20   BBB           *195       232,641   6.50
   Tax Alloc Rev Ser 1990 Ser A North Fontana Redevel Proj .........   7.250    09-01-20   A             *325       352,898   6.60
  Fontana, County of,
   Spec Tax of Community Facil Dist No 90-3 Empire Center ..........   8.400    04-01-15   B**          1,000       957,500   8.70
   Spec Tax of Community Facil Dist No 90-3 Empire Center ..........   8.375    04-01-11   B**          9,050     8,665,375   8.70

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

              John Hancock Funds - California Tax-Free Income Fund

                                                                                                     PAR VALUE                YIELD
                                                                      INTEREST  MATURITY     S&P      (000'S      MARKET       AT
STATE, ISSUER, DESCRIPTION                                              RATE      DATE    RATING***  OMITTED)     VALUE      MARKET+
--------------------------                                              ----      ----    ---------  --------     -----      -------
CALIFORNIA (CONTINUED)
  Foothill/Eastern Transportation Corridor Agency,
   Toll Rd Rev Fixed Rate Current Int Ser 1995A ....................   6.500%   01-01-32   BBB-      $ *1,665   $ 1,734,081   6.20%
   Toll Rd Rev Fixed Rate Current Int Ser 1995A ....................   6.000    01-01-34   BBB-       *17,775    17,695,723   6.00
  Fresno, City of,
   Hlth Facil Rev Ser 1991 Saint Agnes Medical Center ..............   6.625    06-01-21   AA-           *250       269,830   6.10
  Fresno, City of, Joint Powers Financing Auth,
   Rev Ser A .......................................................   6.550    09-02-12   BBB          2,000     2,093,600   6.20
  Hawaiian Gardens Redevelopment Agency,
   Tax Alloc Ref Proj No. 1 ........................................   6.200    12-01-23   BBB         *5,000     5,008,050   6.10
  Industry Urban Development Agency,
   Tax Alloc Ref Civic Recreational Proj 1-A .......................   7.375    05-01-12   A+**          *910       938,064   7.10
   Tax Alloc Ref Trans District Proj 3 .............................   6.900    11-01-16   A-           1,020     1,097,561   6.40
   Tax Alloc Unref Balance Civic Recreational Proj 1-B .............   7.375    05-01-15   A+**           235       245,425   7.00
  Inglewood Redevelopment Agency,
   Tax Alloc Century Redevel Proj Ser A ............................   6.125    07-01-13   BBB          1,000     1,019,830   6.00
  Inglewood, City of,
   Cert of Part Civic Center Imp Proj ..............................   7.000    08-01-19   BBB          1,000     1,070,060   6.50
  Lincoln Redevelopment Agency,
   Tax Alloc Lincoln Redevel Proj ..................................   7.650    08-01-17   BBB+           915     1,066,780   6.50
  Long Beach, County of,
   Rev .............................................................   5.250    05-15-25   AAA         *4,975     4,759,582   5.40
  Los Alamitos Unified School District,
   Spec Tax of Community Facil Dist No 90-1 ........................   7.150    08-15-21   Baa1**       6,005     6,343,262   6.70
  Los Angeles City Department of Water and Power,
   Elec Plant Rev Ref Second Iss of 1993 ...........................   5.400    11-15-12   AA-         *1,000     1,007,550   5.30
  Los Angeles, City of,
   Wastewater Sys Rev Ser 1992B ....................................   6.250    06-01-12   AAA         *1,260     1,350,128   5.80
  Los Angeles, County of,
   Cert of Part Disney Pkg Proj ....................................   6.500    03-01-23   BBB          2,000     2,052,520   6.30
   County Imp No 2656-M ............................................   8.375    09-02-18   BBB**        3,865     3,991,772   8.10
   Rev Trans Comm Proposition C Ser A ..............................   6.250    07-01-13   AAA         *1,600     1,708,624   5.80
  Los Angeles, County of, Health Facilities Auth,
   Lease Rev Ref Olive View Medical Center Proj ....................   7.500    03-01-08   A**           *450       490,284   6.80
  Los Angeles Public Works Financing Auth,
   Rev Regional Park & Open Space District A .......................   6.000    10-01-15   AA           3,750     3,922,050   5.70
  Merced Public Financing Auth,
   Local Agency Tax Alloc Rev Ser A-1 ..............................   5.500    12-01-15   A-           3,630     3,539,794   5.60
  Metropolitan Water District,
   Waterworks Ref Rev Iss of 1986 ..................................   6.750    06-01-22   AA+           *155       159,724   6.50
   Wtr Rev Iss of 1991 .............................................   6.625    07-01-12   AA           *7508        14,912   6.10
   Wtr Rev Iss of 1992 .............................................   5.000    07-01-20   AA           7,500     7,075,500   5.30
  Moreno Valley, City of,
   Cert of Part Ser 1995 City Hall Proj ............................   6.500    05-01-16   Baa1**      *1,500     1,553,835   6.20

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

              John Hancock Funds - California Tax-Free Income Fund

                                                                                                     PAR VALUE              YIELD
                                                                      INTEREST  MATURITY     S&P      (000'S      MARKET     AT
STATE, ISSUER, DESCRIPTION                                              RATE      DATE    RATING***  OMITTED)     VALUE    MARKET+
--------------------------                                              ----      ----    ---------  --------     -----    -------
CALIFORNIA (CONTINUED)
  Mount Diablo Hospital District
   Hosp Rev Ser A...................................................   6.000%   12-01-05   AAA        $*1,640   $1,793,160   5.40%
  Mountain View, City of, Capital Improvements Financing Auth,
   1992 Rev City Hall/Community Theatre Complex & Shoreline
    Regional Park Community Tax Alloc Refinancing ..................   6.500    08-01-16   AAA           *600      646,992   6.00
  Northern California Transmission Agency,
   Rev 1990 Ser A Calif-Oregon Transm Proj..........................   7.000    05-01-13   AAA           *100      121,818   5.70
   Rev 1992 Ser A Calif-Oregon Transm Proj..........................   6.500    05-01-16   AAA         *1,000    1,090,600   5.90
  Oakland, Port of,
   Port Rev Ser E...................................................   6.400    11-01-07   AAA         *1,000    1,112,300   5.70
   Spec Facil Rev 1992 Ser A Mitsui O.S.K. Lines Ltd Proj ..........   6.800    01-01-19   A+            *500      522,955   6.50
  Oceanside, City of,
   Ref Cert of Part Ser A...........................................   6.375    04-01-12   A**          3,000    3,148,170   6.00
  Orange Cove Irrigation District,
   Cert of Part Rehab Proj..........................................   7.250    02-01-12   BBB          2,000    2,133,160   6.80
   Cert of Part Rehab Proj..........................................   7.000    02-01-15   BBB          2,500    2,636,550   6.60
  Orange Redevelopment Agency,
   Rev Ref Tax Alloc Northwest Redevel Proj B.......................   5.700    10-01-17   A            3,000    2,912,400   5.80
  Orange, County of,
   Cert of Part Civic Center Exp Proj...............................   6.700    08-01-18   AAA          1,000    1,085,880   6.10
   Ser A of 1990 Spec Tax of Community Facil Dist No. 87-3
     Mission Viejo .................................................   7.800    08-15-15   A**           *350      406,955   6.70
   Ser A of 1992 Spec Tax of Community Facil Dist No. 88-1
     Aliso Viejo ...................................................   7.350    08-15-18   AAA         *1,000    1,186,100   6.20
  Orange, County of, Development Agency,
   Tax Alloc Santa Ana Heights Proj.................................   6.125    09-01-23   BBB          3,000    2,958,390   6.20
  Pasedena, City of,
   1993 Ref Cert of Part Old Pasadena Parking Facil Proj ...........   6.250    01-01-18   A+          *1,000    1,105,930   5.60
  Perris Union High School District,
   Cert of Part 1993 Proj...........................................   5.900    09-01-23   Baa1**       2,000    1,946,660   6.00
  Pittsburg Redevelopment Agency,
   Spec Tax of Community Facil Dist 90-1 California Avenue .........   7.400    08-15-20   BBB          3,040    3,296,181   6.80
  Pomona Public Financing Auth,
   Rev Ref Tax Alloc Southwest Pomona Redevel Ser L ................   5.750    02-01-20   BBB+        10,000    9,597,000   5.90
  Rancho Mirage, City of, Joint Powers Financing Auth,
   Cert of Part Eisenhower Memorial Hosp............................   7.000    03-01-22   A**          4,500    4,854,195   6.40
   Civic Center Rev Ref Ser 1991A...................................   7.500    04-01-17   BBB           *195      226,974   6.40
   Civic Center Rev Unref Ser 1991A.................................   7.500    04-01-17   BBB           *555    9,5236.90
  Richmond, City of, Joint Powers Financing Auth,
   Rev Ser A........................................................   7.700    10-01-10   BBB**        1,775    1,895,878   7.20
  Riverside, County of, Asset Leasing Corp,
   Leasehold Rev 1993 Ser A County of Riverside Hosp Proj ..........   6.500    06-01-12   A           *1,000    1,107,170   5.80
  Sacramento, City of, Financing Auth,
   Lease Rev Ref Ser A..............................................   5.375    11-01-14   AAA           *500      513,120   5.20
  Sacramento Power Auth,
   Rev 1995 Ser Cogeneration Proj...................................   6.00     07-01-22   BBB-        *5,000    4,988,800   6.00

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

              John Hancock Funds - California Tax-Free Income Fund

                                                                                                     PAR VALUE                YIELD
                                                                      INTEREST  MATURITY     S&P      (000'S      MARKET       AT
STATE, ISSUER, DESCRIPTION                                              RATE      DATE    RATING***  OMITTED)     VALUE      MARKET+
--------------------------                                              ----      ----    ---------  --------     -----      -------
CALIFORNIA (CONTINUED)
  Sacramento Unified School District,
   Spec Tax of Community Facil Dist No. 1 Ser B.....................   7.300%   09-01-13   Baa**      $  760    $   828,104   6.70%
  Saddleback Valley Unified School District,
   Spec Tax of Community Facil Dist No. 89-3 Ser A .................   7.750    09-01-16   BBB**       3,200      3,338,048   7.40
  San Bernardino, County of,
   Cert of Part Medical Center Fin Proj.............................   5.500    08-01-17   A-         11,250     10,770,075   5.70
   Cert of Part Ser B Cap Facil Proj................................   6.875    08-01-24   AAA          *350        439,194   5.40
   Medical Center Fin Proj Ser A....................................   5.500    08-01-15   AAA        *5,875      5,853,732   5.50
  San Diego, City of,
   Indl Dev Rev 1986 Ser A San Diego Gas & Elec Co .................   7.625    07-01-21   A+           *300        310,668   7.30
  San Diego, County of, Regional Transportation Commission
   Sales Tax Rev 1991 Ser A.........................................   7.000    04-01-06   AA-           *90        100,091   6.20
  San Diego, County of, Water Auth,
   Wtr Rev Cert of Part Reg Fixed...................................   5.681    04-22-09   AAA          *800        838,824   5.40
  San Diego, County of,
   Cert of Part Inmate Reception Center & Cooling ..................   6.750    08-01-19   AAA         3,000      3,384,030   5.90
  San Fransisco State Building Auth,
   Lease Ref Rev 1993 Ser A Dept of Gen Serv........................   5.000    10-01-13   A-         *2,145      2,033,546   5.20
  San Gabriel Valley School Financing Auth,
   Lease Rev Ref Pomona Unified School District.....................   5.500    02-01-19   A**         1,500      1,454,175   5.60
  San Joaquin Hills Transportation Corridor Agency,
   Toll Rd Rev Sr Lien Cap Apprec...................................    Zero    01-01-14   BBB**      *5,000      1,656,650   6.23
   Toll Rd Rev Sr Lien Cap Apprec...................................    Zero    01-01-22   BBB**      *6,500      1,285,505   6.33
  San Jose Financing Auth,
   Reassessment Rev 1994 Ser C......................................   6.750    09-02-11   BBB+**       *960        981,322   6.60
  San Jose, City of,
   1986 Cert of Part Convention Center Proj.........................   7.875    09-01-10   A+**         *300        314,175   7.50
  San Mateo, County of, Joint Powers Financing Auth,
   Lease Rev Ref Cap Projs..........................................   5.125    07-01-18   AAA         2,500      2,485,125   5.10
   Lease Rev Ref Cap Projs..........................................   5.000    07-01-21   AAA         1,815      1,769,044   5.10
  Santa Ana Financing Auth,
   Lease Rev Police Admin & Holding Facil Ser A.....................   6.250    07-01-19   AAA         1,790      2,038,005   5.40
   Lease Rev Police Admin & Holding Facil Ser A.....................   6.250    07-01-24   AAA        10,000     11,519,000   5.40
  Santa Barbara, County of,
   1990 Cert of Part................................................   7.500    02-01-11   AAA          *250        282,997   6.60
   1991 Cert of Part................................................   6.400    02-01-11   A+           *250        263,045   6.00
  Santa Clarita Community Facilities,
   Spec Tax of Community Facil Dist No 92-1 Ser A ..................   7.450    11-15-10   BBB**      *3,600      3,845,088   6.90
  Santa Cruz Public Financing Auth,
   Rev Tax Alloc Ser B..............................................   6.200    09-01-23   BBB+        2,000      2,026,320   6.10
  Santa Rosa, City of,
   Wastewater Rev 1992 Ser A Subregional Wastewater Proj ...........   6.500    09-01-22   AAA          *500        543,595   5.90
  Saugus Unified School District,
   Cert of Part.....................................................   7.500    08-01-09   BBB+          700        762,006   6.80

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

              John Hancock Funds - California Tax-Free Income Fund

                                                                                                  PAR VALUE                  YIELD
                                                                 INTEREST    MATURITY     S&P       (000'S       MARKET       AT
STATE, ISSUER, DESCRIPTION                                         RATE        DATE    RATING***   OMITTED)      VALUE      MARKET+
--------------------------                                         ----        ----    ---------  ---------      -----      -------
CALIFORNIA (CONTINUED)
  Sierra Unified School District,
   Ref Cert of Part Cap Fin Proj ..............................   6.000%     03-01-12    Baa**    $ 2,000    $  2,025,620    5.90%
  Simi Valley Unified School District,
   Cert of Part Cap Facil Proj ................................   6.100      08-01-22    A**        3,000       3,027,300    6.00
  South Tahoe, City of, Joint Powers Financing Auth,
   Rev Ref Redevel Proj Area No 1 Ser B........................   6.250      10-01-20    BBB -     *2,000       2,021,340    6.10
  Southern California Home Financing Auth,
   Single Family Mtg Rev GNMA & FNMA Mtg Backed Ser A .........   6.750      09-01-22    AAA          850         883,388    6.40
   Single Family Mtg Rev 1990 Iss B............................   7.750      03-01-24    AAA         *454           7,740    7.30
  Southern California Public Power Auth,
   Pwr Proj Rev 1987 Ref Ser A Palo Verde Proj.................   6.875      07-01-15    AA -        *215         221,858    6.60
   Tramsm Proj Rev Ref Southern Transm.........................    Zero      07-01-13    AAA       *4,400       1,730,652    5.40
  Stanislaus Waste To Energy Financing Agency,
   Solid Waste Rev Ref Ogden Martin Sys Inc Proj ..............   7.625      01-01-10    BBB+         985       1,076,300    6.90
  Stanislaus, County of,
   Ref Cert of Part............................................   7.550      04-01-18    A -        1,870       1,907,157    7.40
  Suisun, City of, Redevelopment Agency,
   Tax Alloc Suisan City Redevel Proj..........................   7.250      10-01-20    AAA          420         471,538    6.40
  Torrance, City of, Redevelopment Agency
   Tax Alloc Ref Ser 1992 Downtown Redevel Proj................   7.125      09-01-21    BBB         *500         531,915    6.70
  Tracy Community Development Proj,
   Tax Alloc Community Devel Proj Ser A........................   6.000      03-01-24    Baa**      5,000       4,959,200    6.00
  Turlock Irrigation District,
   Cert of Part................................................   7.300      01-01-11    A -        4,165       4,359,964    6.90
  University of California, The Regents of,
   Ref Cert of Part UCLA Central Chiller/Congeneration Facil ..   5.400      11-01-11    Aa***      1,000         993,610    5.40
   Ref Cert of Part UCLA Central Chiller/Congeneration Facil ..   5.600      11-01-20    Aa**       6,180       6,122,217    5.60
  Upland Housing Auth,
   Rev Iss A...................................................   7.500      07-01-03    BBB**        190         201,043    7.00
   Rev Iss A...................................................   7.850      07-01-20    BBB**      1,280       1,339,034    7.50
  Vallejo Sanitation & Flood Control District,
   Cert of Part................................................   5.000      07-01-19    AAA        8,000       7,794,960    5.10
  Vallejo, City of,
   Cert of Part................................................   8.000      02-01-06    BBB+**     2,000       2,083,820    7.60
  Victor Valley Unified High School District,
   Cert of Part................................................   7.875      11-01-12    A**        1,255       1,473,671    6.70
                                                                                                             ------------
                                                                                                              380,816,798
                                                                                                             ------------
GUAM (0.13%)
  Guam Airport Auth
   Gen Rev 1993 Ser B..........................................   6.600      10-01-10    BBB         *500         520,355    6.30
                                                                                                             ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                          FINANCIAL STATEMENTS

              John Hancock Funds - California Tax-Free Income Fund

                                                                                                  PAR VALUE                  YIELD
                                                                 INTEREST    MATURITY     S&P       (000'S       MARKET       AT
STATE, ISSUER, DESCRIPTION                                         RATE        DATE    RATING***   OMITTED)      VALUE      MARKET+
--------------------------                                         ----        ----    ---------  ---------      -----      -------
PUERTO RICO (2.93%)
  Puerto Rico Aqueduct & Sewer Auth
   Ref Pars & Inflos Ser 1995 Gtd by the
   Commonwealth of Puerto Rico ......................             6.000%     07-01-11    AAA      $*5,000    $  5,511,850    5.40%
  Puerto Rico Aqueduct & Sewer Auth
   Ref Pars & Inflos Ser 1995 Gtd by the
   Commonwealth of Puerto Rico ......................             8.220      07-01-11    AAA       *5,000       6,018,750    6.80
                                                                                                             ------------
                                                                                                               11,530,600
                                                                                                             ------------
                                                            TOTAL TAX-EXEMPT LONG TERM BONDS
                                                                          (Cost $372,158,562)      (99.72%)  $392,867,753
                                                                                                  =======    ============

NOTES TO SCHEDULE OF INVESTMENTS

* Securities, other than short term investments, newly added to the portfolio, during the year ended December 31, 1995.

** Credit ratings are unaudited and are rated by Moody's Investors Services or John Hancock Advisers, Inc. where Standard & Poor's ratings are not available.

***  Credit ratings are unaudited.

**** This security, having an aggregate value of $4,017.573 or 1.02% of the Fund's net asset value, has been purchased as a forward commitment - that is, the Fund has agreed, on trade date, to take delivery of and make payment for such security on a delayed basis subsequent to the date of this schedule. The purchase price and interest rate of such security is fixed at trade date, although the Fund does not earn any interest on such security until settlement date. The Fund has instructed its Custodian Bank to segregate assets with a current value at least equal to the amount of its forward committment. Accordingly, the market value of $4,530,582 of Rancho Mirage, City of, Joint Powers Financing Auth, Cert of Part Eisenhower Memorial Hosp. 7.00%, 03-01-22 has been segregated to cover the forward committment.

+ The yield is not calculated with guidelines established by the U.S. Securities Exchange Commission and is unaudited. Zero coupon yields are at yield to maturity.

 The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

              John Hancock Funds - California Tax-Free Income Fund

PORTFOLIO CONCENTRATION
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

THE CALIFORNIA TAX-FREE INCOME FUND INVESTS PRIMARILY IN SECURITIES ISSUED BY THE STATE OF CALIFORNIA AND ITS VARIOUS POLITICAL SUBDIVISIONS. THE PERFORMANCE OF THE FUND IS CLOSELY TIED TO ECONOMIC CONDITIONS WITHIN CALIFORNIA AND THE FINANCIAL CONDITION OF THE STATE AND ITS AGENCIES AND MUNICIPALITIES. THE CONCENTRATION OF INVESTMENTS BY STATES AND CREDIT RATINGS FOR INDIVIDUAL SECURITIES HELD BY THE FUND ARE SHOWN IN THE SCHEDULE OF INVESTMENTS. IN ADDITION, THE CONCENTRATION OF INVESTMENTS CAN BE AGGREGATED BY VARIOUS SECTOR CATEGORIES.

THE TABLE BELOW SHOWS THE PERCENTAGES OF THE FUND'S INVESTMENTS AT DECEMBER 31, 1995 ASSIGNED TO THE VARIOUS SECTOR CATEGORIES.


                                                                   MARKET VALUE AS A PERCENTAGE OF
SECTOR DISTRIBUTION                                                     THE FUND'S NET ASSETS:
-------------------                                                     ----------------------
Revenue Bonds - Certificate of Participation ..................                 13.69%
Revenue Bonds - Education .....................................                  8.94
Revenue Bonds - Electric Power ................................                  2.56
Revenue Bonds - Health ........................................                 22.00
Revenue Bonds - Housing .......................................                  2.79
Revenue Bonds - Industrial Development Bond ...................                  0.21
Revenue Bonds - Other .........................................                 32.16
Revenue Bonds - Pollution Control Facilities ..................                  1.09
Revenue Bonds - Transportation ................................                  7.76
Revenue Bonds - Water & Sewer .................................                  8.52
                                                                                -----
                               TOTAL TAX-EXEMPT LONG-TERM BONDS                 99.72%
                                                                                =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

                          NOTES TO FINANCIAL STATEMENTS

              John Hancock Funds - California Tax-Free Income Fund

NOTE A  --
ACCOUNTING POLICIES

John Hancock California Tax-Free Income Fund (the "Fund") is a diversified open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to provide as high a level of current income exempt from both federal income taxes and California personal income taxes as is consistent with preservation of capital.

     The Trustees have authorized the issuance of two classes of the Fund, designated as Class A and Class B. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemption, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution/service expenses under the terms of a distribution plan, have exclusive voting rights regarding such distribution plan. Class A shares are subject to an initial sales charge of up to 4.50% and a 12b-1 distribution plan. Prior to May 15, 1995, the maximum sales charge was 4.75%. Class B shares are subject to a contingent deferred sales charge and a separate 12b-1 distribution plan. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has approximately $5,472,579 of capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforwards are used by the Fund, no capital gain distribution will be made. The carryforwards expire as follows: December 31, 2001 -- $34,998, December 31, 2002 -- $267,864 and
December 31, 2003 -- $5,169,717. The unused capital loss carryforward of $34,998 expiring in 2001 was transferred from the John Hancock Series Fund -- California Portfolio as of September 15, 1995. Additionally, net capital losses of $230,463 attributable to security transactions occurring after October 31, 1995 are treated as arising on the first day (January 1, 1996) of the Fund's next taxable year.

DIVIDENDS, DISTRIBUTIONS, AND INTEREST Interest income on investment securities is recorded on the accrual basis.

     The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class as explained previously.

                          NOTES TO FINANCIAL STATEMENTS

              John Hancock Funds - California Tax-Free Income Fund


CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution/service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable of each class.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin", equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange. Subsequent payments, known as "variation margin", to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

     When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening, or realizing the benefits of closing out, futures positions because of position limits or limits on daily price fluctuations imposed by an exchange.

     For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures transactions.

     At December 31, 1995, open positions in financial futures contracts were as follows:

UNREALIZED
EXPIRATION             OPEN CONTRACTS                POSITION       DEPRECIATION
----------             --------------                --------       ------------
MARCH 1996          70 US TREASURY BONDS              SHORT          ($312,813)
MARCH 1996          115 MUNICIPAL BONDS               SHORT           (316,187)
                                                                     ---------
                                                                     ($629,000)
                                                                     =========

     At December 31, 1995, the Fund has deposited in a segregated account $298,500 to cover margin requirements on open financial futures contracts.

PREMIUM AND DISCOUNT For tax-exempt issues, the Fund amortizes the amount paid in excess of par value on securities purchased from either the date of purchase or date of issue to date of sale, maturity or to next call date, if applicable. The Fund accretes original issue discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code. The Fund records market discount on bonds purchased after April 30, 1993 at the time of disposition.

NOTE B  --
MANAGEMENT FEE AND TRANSACTIONS WITH
AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program at an annual rate of 0.55% of the Fund's average daily net asset value.

     In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Fund is registered to sell shares, the fee payable to the Adviser will be reduced to the extent of such excess, and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2.0% of the next $70,000,000, and 1.5% of the remaining average daily net asset value.

     In addition, the Adviser has temporarily agreed to continue to limit the Fund's operating expenses to 0.75% and 1.50% of the average net assets attributable to Class A and Class B, respectively. Accordingly, for the year ended December 31, 1995, the reduction in the Fund's expenses amounted to $483,282.

     The Fund has an agreement with its custodian bank under which $34,352 of custodian fees have been reduced by balance credits

                          NOTES TO FINANCIAL STATEMENTS

              John Hancock Funds - California Tax-Free Income Fund


applied during the year ended December 31, 1995. If the Fund had not entered into this agreement, the assets not invested, on which these balance credits were earned, could have produced taxable income.

     The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly-owned subsidiary of the Adviser. For the period ended December 31, 1995, net sales charges received with regard to sales of Class A shares amounted to $577,540. Out of this amount, $64,227 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $307,083 was paid as sales commissions and service fees to unrelated broker-dealers and $206,230 was paid as sales commissions and service fees to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker-dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company, is the indirect sole shareholder of Distributors and John Hancock Freedom Securities Corporation and its subsidiaries, which include Tucker Anthony and Sutro.

     Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended December 31, 1995, contingent deferred sales charges received by JH Funds amounted to $311,086.

     In addition, to compensate JH Funds for the services it provides as distributors of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses at an annual rate not to exceed 0.15% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. JH Funds has temporarily agreed to limit the distribution and service fees pursuant to the Class B plan to 0.90% of the average daily net assets. Up to a maximum of 0.15% for Class A and 0.25% for Class B of these payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

     The Board of Trustees approved a shareholder servicing agreement between the Fund and John Hancock Investor Services Corporation ("Investor Services"), a wholly owned subsidiary of The Berkeley Financial Group, for the period between December 22, 1994 and May 12, 1995, inclusive under which Investor Services processed telephone transactions on behalf of the Fund. As of May 15, 1995, the Fund entered into a full service transfer agent agreement with Investor Services. Prior to this date The Shareholder Services Group was the transfer agent. The Fund will pay Investor Services a fee based on the number of shareholder accounts and certain out-of-pocket expenses.

     Mr. Edward J. Boudreau is a director and officer of the Adviser and its affiliates as well as a Trustee of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability with regard to the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability is marked to market on a periodic basis and income earned by the investment is recorded on the Fund's books.

     The Fund has an independent advisory board composed of certain members of the former Transamerica Board of Trustees who provide advice to the current Trustees in order to facilitate a smooth management transition. The Fund pays the advisory board and its counsel a fee.

                          NOTES TO FINANCIAL STATEMENTS

              John Hancock Funds - California Tax-Free Income Fund


NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended December 31, 1995, aggregated $120,678,449 and $126,723,625, respectively. There were no purchases or sales of long-term obligations of the U.S. government and its agencies during the period ended December 31, 1995.

   The cost of investments owned at December 31, 1995 for Federal income tax purposes was $372,158,562. Gross unrealized appreciation and depreciation of investments aggregated $21,981,367 and $1,272,176, respectively, resulting in net unrealized appreciation of $20,709,191.

NOTE D  --
RECLASSIFICATION OF CAPITAL ACCOUNTS

During the year ended December 31, 1995, the Fund has reclassified amounts to reflect an increase in undistributed net investment income of $13,274, an increase in accumulated net realized loss on investments of $69,561 and an increase in capital paid-in of $56,287. This represents the cumulative amounts necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 1995. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles.

NOTE E  --
REORGANIZATION

On September 8, 1995, the shareholders of John Hancock Tax-Exempt Series Fund -- California Portfolio (JHCP) approved a plan of reorganization between JHCP and the Fund providing for the transfer of substantially all of the assets and liabilities of JHCP to the Fund in exchange solely for Class A shares of the Fund. The acquisition was accounted for as a tax free exchange of 4,164,385 Class A shares of John Hancock California Tax-Free Income Fund for the net assets of JHCP, which amounted to $48,873,637, including $2,253,412 of unrealized appreciation, after the close of business at September 15, 1995.

              John Hancock Funds - California Tax-Free Income Fund

REPORTS OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS
To the Trustees and Shareholders of
John Hancock California Tax-Free Income Fund

We have audited the accompanying statement of assets and liabilities of John Hancock California Tax-Free Income Fund (the "Fund"), including the schedule of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers or other appropriate audit procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of John Hancock California Tax-Free Income Fund at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                                                        /s/ Ernst & Young LLP

Boston, Massachusetts
February 9, 1996

TAX INFORMATION NOTICE (UNAUDITED)

For Federal Income Tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended December 31, 1995.

     Income dividends are 99.5% tax-exempt. Approximately 2% of the 1995 income dividends are subject to the alternative minimum tax. None of the income was derived from U.S. Treasury obligations, or qualify for the corporate dividends received deductions. Shareholders were mailed a 1995 U.S. Treasury Department Form 1099-DIV in January 1996 representing their proportionate share.

     For specific information on exemption provisions in your state, consult your local state tax office or your tax adviser.

                                      NOTES

              John Hancock Funds - California Tax-Free Income Fund

                                      NOTES

              John Hancock Funds - California Tax-Free Income Fund

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--------------------------------------------------------------------------------
     This report is for the information of shareholders of the John Hancock California Tax-Free Income Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

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                                                                 JHD 5300A 12/95
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